UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2026

Picard Medical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42801	86-3212894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1992 E Silverlake Tucson AZ, 85713
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (520) 545-1234

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PMI	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 21, 2026 , Picard Medical, Inc. (the "Company") filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, to effect a reverse stock split of the Company’s issued and outstanding common stock, par value $0.0001 per share (the "Common Stock"), at a ratio of 1-for-50 (the “Reverse Stock Split”). The Reverse Stock Split will become effective at 5:00 PM Eastern Time on July 31, 2026 (the “Effective Time”).

Pursuant to the Reverse Stock Split, every 50 shares of the Company’s issued and outstanding Common Stock will be automatically combined into one issued and outstanding share of Common Stock. The par value of the Common Stock will remain unchanged.

Item 8.01.  Other Events.

Also on July 21, 2026, the Company issued a press release announcing the approval of the Reverse Stock Split. The Reverse Stock Split will become effective at the Effective Time and, commencing at market open on August 3, 2026, the Company’s Common Stock will trade on the NYSE American on a split-adjusted basis under the existing trading symbol “PMI”. The Common Stock has been assigned a new CUSIP number 71953R 207.

At the Effective Time, the total number of shares of Common Stock will be exchanged for the number of shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock, divided by (ii) 50, with such resulting number of shares rounded up to the nearest whole share. No fractional shares are being issued in connection with the Reverse Stock Split.

A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1*	Certificate of Amendment, dated July 21, 2026
99.1	Press Release, Dated July 21, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL document).

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Picard Medical, Inc.

By:	/s/ Georgina Smith
Name:	Georgina Smith
Title:	Chief Accounting Officer

Dated: July 21, 2026